UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 24, 2011
CABLEVISION SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
CSC HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 27-0726696

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue
Bethpage, New York	11714

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 803-2300
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 24, 2011, Cablevision held its Annual Meeting of Shareholders at which (i) the holders of Cablevision NY Group Class A common stock (“Class A shareholders”) voted upon the election of Zachary W. Carter, Thomas V. Reifenheiser, John R. Ryan, Vincent Tese and Leonard Tow to Cablevision’s Board of Directors (“Board”) for one-year terms, (ii) the holders of Cablevision NY Group Class B common stock (“Class B shareholders”) voted upon the election of Rand V. Araskog, Edward C. Atwood, Frank J. Biondi, Charles F. Dolan, James L. Dolan, Kathleen M. Dolan, Kristin A. Dolan, Patrick F. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney, Brian G. Sweeney and Marianne Dolan Weber to the Board for one-year terms, (iii) the Class A shareholders and the Class B shareholders, voting together as a single class, voted upon the ratification of the appointment of KPMG LLP as Cablevision’s independent registered public accounting firm for the 2010 fiscal year, (iv) the Class A shareholders and the Class B shareholders, voting together as a single class, voted to approve the Cablevision Systems Corporation 2011 Cash Incentive Plan, (v) the Class A shareholders and the Class B shareholders, voting together as a single class, voted upon the proposal regarding an advisory vote on the compensation of executive officers, and (vi) the Class A shareholders and the Class B shareholders, voting together as a single class, voted upon the proposal regarding an advisory vote on the frequency of the advisory vote on the compensation of the executive officers.
The Class A shareholders elected all five director nominees on which they voted, the Class B shareholders elected all twelve director nominees on which they voted, the Class A shareholders and Class B shareholders approved the ratification of the appointment of KPMG LLP as Cablevision’s independent registered public accounting firm for the 2010 fiscal year, the Class A shareholders and Class B shareholders approved the Cablevision Systems Corporation 2011 Cash Incentive Plan, the Class A shareholders and Class B shareholders approved the advisory vote on the compensation of executive officers, and the Class A shareholders and Class B shareholders approved the advisory vote for a three-year frequency for the advisory vote on the compensation of executive officers. The number of votes cast for, withheld or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below. In accordance with Cablevision’s Amended and Restated Certificate of Incorporation, Class A shareholders have one vote per share and Class B shareholders have ten votes per share with respect to matters on which both classes of shares vote together as a single class. Accordingly, the vote counts for the shareholder vote on the ratification of the appointment of our independent registered accounting firm for the 2011 fiscal year, the approval of the Cash Incentive Plan, the advisory vote on the compensation of executive officers, and the advisory vote on the three-year frequency for the advisory vote on the compensation of executive officers reflects ten votes with respect to each share of Cablevision NY Group Class B common stock.

			Broker
	For	Withheld	Non-Votes
Election of Directors by Class A shareholders:
Zachary W. Carter	122,510,562	56,646,058	15,273,554
Thomas V. Reifenheiser	122,454,973	56,701,647	15,273,554
John R. Ryan	122,539,330	56,617,290	15,273,554
Vincent Tese	108,703,881	70,452,739	15,273,554
Leonard Tow	122,404,333	56,752,287	15,273,554
Election of Directors by Class B shareholders:

Rand V. Araskog Edward C. Atwood Frank J. Biondi Charles F. Dolan James L. Dolan Kathleen M. Dolan Kristin A. Dolan Patrick F. Dolan Thomas C. Dolan	For: Withheld:	54,137,673 0

Deborah Dolan-Sweeney
Brian G. Sweeney
Marianne Dolan-Weber
Each of the above nominees for election by the Class B shareholders received the same vote as indicated above.

Ratification of Appointment of KPMG LLP:	For: Against: Abstain: Broker Non-Vote:	727,410,776 2,673,633 5,722,495 0

Approval of Cash Incentive Plan:	For: Against: Abstain: Broker Non-Vote:	711,027,186 3,738,154 5,768,010 15,273,554

Advisory vote on compensation of executive officers:	For: Against: Abstain: Broker Non-Vote:	689,765,202 11,039,870 19,728,278 15,273,554

Advisory vote on frequency of advisory vote on compensation of executive officers:	Three Years:	567,152,958
	Two Years:	393,745
	One Year:	132,827,477
	Abstain: Broker Non-Vote:	20,159,170 15,273,554

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)
By:	/s/ Michael P. Huseby
	Name:	Michael P. Huseby
	Title:	Executive Vice President & Chief Financial Officer

Dated: May 26, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC (Registrant)
By:	/s/ Michael P. Huseby
	Name:	Michael P. Huseby
	Title:	Executive Vice President & Chief Financial Officer

Dated: May 26, 2011

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